Investor PRESENTATION November 2018

Disclosure Regarding Forward-Looking Statements This presentation contains, and the officers and directors of the Company may from time to time make, statements that are considered forward–looking statements within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. These forward-looking statements are subject to a number of risks and uncertainties, many of which are beyond our control, which may include statements about our: business strategy; financial strategy; and plans, objectives, expectations, forecasts, outlook and intentions. All of these types of statements, other than statements of historical fact included in this presentation, are forward-looking statements. In some cases, forward-looking statements can be identified by terminology such as “may,” “will,” “could,” “should,” “expect,” “plan,” “project,” “intend,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “pursue,” “target,” “continue,” the negative of such terms or other comparable terminology. The forward-looking statements contained in this presentation are largely based on our expectations, which reflect estimates and assumptions made by our management. These estimates and assumptions reflect our best judgment based on currently known market conditions and other factors. Although we believe such estimates and assumptions to be reasonable, they are inherently uncertain and involve a number of risks and uncertainties that are beyond our control. In addition, management’s assumptions about future events may prove to be inaccurate. Management cautions all readers that the forward-looking statements contained in this presentation are not guarantees of future performance, and we cannot assure any reader that such statements will be realized or the forward-looking events and circumstances will occur. Actual results may differ materially from those anticipated or implied in the forward- looking statements due to factors listed in the “Risk Factors” section in our filings with the U.S. Securities and Exchange Commission (“SEC”) and elsewhere in those filings. The forward-looking statements speak only as of the date made, and other than as required by law, we do not intend to publicly update or revise any forward-looking statements as a result of new information, future events or otherwise. These cautionary statements qualify all forward-looking statements attributable to us or persons acting on our behalf. Sterling Construction Company, Inc. | Investor Relations | 2

Company Summary At Sterling, we are committed to building and rebuilding the infrastructure that enables our economy to run, our people to move, and our country to grow. RESIDENTIAL HEAVY CIVIL CONSTRUCTION CONSTRUCTION Concrete Foundations for Highways, Roads, Bridges, Paving, Single Family Homes Water Transmission, Concrete, Earthwork High Growth, High Margin Project Duration Averages Two Low CAPX, Fast Cash Cycles Years Steady 3-5% Growth Low Risk Cost Driven Customer Driven Includes Heavy and Other Civil Construction Sterling Construction Company, Inc. | Investor Relations | 3

Performance Trends REVENUE (IN MM) GROSS MARGIN $1,200 12.0% 10.0% $800 8.0% 6.0% $400 4.0% 2.0% $0 0.0% 2015 2016 2017 2018E (1) 2015 2016 2017 2018 YTD (2) NET INCOME (IN MM) EPS $30 $1.50 $20 $1.00 $10 $0.50 $0 $0.00 2015 2016 2017 2018E (1) 2015 2016 2017 2018E (1) ($10) -$0.50 ($20) -$1.00 ($30) -$1.50 ($40) -$2.00 ($50) -$2.50 (1) Midpoint of guidance (2) Through 9/30/2018 Sterling Construction Company, Inc. | Investor Relations | 4

Current Footprint Sterling Office Locations Sterling Construction Company, Inc. | Investor Relations | 5

Elements of Strategy PHASE 2 MARGIN Element 3 PHASE 1 Element 2 Expansion Into Adjacent Sectors Lever and Grow EXPANSIONS Element 1 High Margin Products ✓ Residential BECOME Industrial LEVER AND Solidify the Base Aviation Commercial GROW Commercial Port Bid Process OPPORTUNITIES Water/Storm Rail Price Piling shoring/Foundations Other Asset Reduction Cost Improvements Pre-turn around TIME BUILDING OFF THE BASE BUSINESS GROWTH WITH FOCUS ON HIGH MARGIN HIGH GROWTH…GET 50/50 BUSINESS MIX SPLIT Sterling Construction Company, Inc. | Investor Relations | 6

High Margin Growth Elements Adjacent Market Expansion Add appropriate Picture here to fit RESIDENTIAL the square ✓ Low Risk ✓ Low Complexity ✓ High Margin  Located in three of our largest customers top five markets  Initial market expansion underway in Houston  Annual growth rates in low double digits ~ 12%  Higher margin products  Growth is customer driven Sterling Construction Company, Inc. | Investor Relations | 7

Top 5 Residential Markets in US 4 3 5 Sterling Construction Company, Inc. | Investor Relations | 8

Residential Growth Overall U.S. Market Expansion Housing Market We Cover Strategy  2018 forecasted starts to  DFW market starts in 2017  Expand into high growth grow 5% in single-family of ~23,700 markets in our current housing  2017 growth rate was 10% footprint with existing  Still below the historic  Expected growth rate is customers: housing start average 12%  Houston 2017 total   housing starts Primarily in North DFW, Phoenix of over 60,000 recently expanded into  Austin Houston LEVERAGE HEAVY CIVIL FOOTPRINT TO MINIMIZE COSTS OF EXPANSION. Sterling Construction Company, Inc. | Investor Relations | 9

High Margin Growth Elements Growth of High Margin Products Add appropriate Picture here to fit OTHER CIVIL the square ✓ Aviation ✓ Commercial ✓ Rail  Projects are more customer focused than Heavy Highway, creating opportunities for increased margins ✓ Port  Margin ranges from 12% - 15% ✓ Industrial  Customer relationship centric  Alternate Delivery  Value driven projects - pay for performance Sterling Construction Company, Inc. | Investor Relations | 10

High Margin Growth – Other Civil Aviation Additional Sectors  Total annual spend of $17.5 billion  Commercial  Growth rate expected to average  Rail 8%  Ports  Our Markets cover 5 of the top 10  Industrial busiest airports  Water Transmission  ~12% of backlog at 12/31/2017  Wastewater LEVERAGE DIVERSE CORE COMPETENCIES ACROSS SALES CHANNELS. FOCUS ON VALUE DRIVEN MARKET SECTORS. Sterling Construction Company, Inc. | Investor Relations | 11

Base Business Growth Elements Historical Base Business Add appropriate Picture here to fit HEAVY HIGHWAY CIVIL the square ✓ Continued Growth ✓ Margin Improvement  Annual growth rates slightly above GDP ~ 3 - 5%  Projects are typically low bid  Customers are typically DOT State & Local governments  Current footprint growing above the national average  Fueled by FAST Act – future upside tied to next infrastructure bill with the potential to drive strong double digit growth rates HIGHEST MARGIN OPPORTUNITIES ARE ALSO HIGHEST GROWTH OPPORTUNITIES Sterling Construction Company, Inc. | Investor Relations | 12

Impact of High Margin Growth MARGIN REVENUE GROWTH RATES Solidify the Base: • Residential – low double digits “Heavy Civil” • Other Civil – mid to high single digits • Heavy Civil – low to mid single digits EXPECTED GM 3-5 YEARS Higher Margin Products • Residential – 15 to 20% • Other Civil • Other Civil – 12 to 15% • Airports • Rail • Heavy Civil – 8 to 10% Adjacent Space • Residential • Other Acquisitions 2015 2017 3-5 Years TIME GM 4.4% GM 9.3% GM See Chart NET EFFECT - OPERATING INCOME MORE THAN DOUBLES. Sterling Construction Company, Inc. | Investor Relations | 13

2018 Outlook Revenues Net Income $1.030B - $1.045B $24M – $26.5M more than doubles EPS CAPEX, net $0.87 - $0.96 ~ $5M NOL Carryforward Expected Share Outstanding ~ $110M 27.5M Shares Sterling Construction Company, Inc. | Investor Relations | 14

Year over year Comparison Third Quarter Results Q3 2018 Revenues Q3 2017 Revenues $291.3M $304.2M Q3 2018 Net Income VS. Q3 2017 Net Income $8.9M $7.1M Q3 2018 EPS Q3 2017 EPS $0.33 $0.26 Sterling Construction Company, Inc. | Investor Relations | 15

Year over year Comparison Year to Date Results YTD 2018 Revenues YTD 2017 Revenues $782.5M $704.0M YTD 2018 Net Income VS. YTD 2017 Net Income $19.6M $8.5M Q3 2018 EPS 2017 EPS $0.73 $0.33 Sterling Construction Company, Inc. | Investor Relations | 16

Investment Highlights ✓ Market remains robust ✓ Turnaround complete ✓ Significantly improved balance sheet provides greater liquidity to grow ✓ Focus shift to high margin growth opportunities ✓ Well positioned in attractive, project-rich geographies ✓ Segments growing at 1.5 – 4x GDP DIVERSIFIED PORTFOLIO PROVIDES STRONG GROWTH POTENTIAL, ENHANCED MARGINS AND REDUCED RISK. Sterling Construction Company, Inc. | Investor Relations | 17

Questions and Answers Questions? #85 in Top 400 Contractors #17 in Top 50 Domestic Heavy Contractor #17 in Top 20 by Sector #90 in Top 100 by New Contracts Sterling Construction Company, Inc. | Investor Relations | 18

Contact Us Company Representative Investor Relations Advisors Sterling Construction Company, Inc. The Equity Group Inc. Jennifer Maxwell Fred Buonocore, CFA Director of Investor Relations Senior Vice President 281-951-3560 212-836-9607 Jennifer.Maxwell@strlco.com fbuonocore@equityny.com Kevin Towle Associate 212-836-9620 ktowle@equityny.com Sterling Construction Company, Inc. | Investor Relations | 19